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                                                                    EXHIBIT 10.8

                             STOCK OPTION AGREEMENT

      This Stock Option Agreement (the "Agreement") is made as of the third day of April, 1997, between Watson General Corporation, a California corporation (the "Company"), and Joseph L. Christoffel ("Christoffel ").

      The Company hereby grants an option to purchase shares of the Company's Common Stock to Christoffel , and Christoffel hereby accepts the option, on the following terms and conditions:

Section 1. GRANT OF OPTION.

      The Company hereby grants to Christoffel the right and option ("Option") to purchase up to Three Hundred Fifty Thousand (350,000) shares of the Company's authorized but unissued Common Stock (the "Shares"), all of which have been reserved for issuance pursuant to the Option.

Section 2. OPTION PRICE.

      The Option price shall be $1.53 per share, representing the closing bid price of the Common Stock on the last trading day before the issuance of the Option, subject to adjustment as provided in Section 6 hereof

Section 3. WHEN OPT10N MAY BE EXERCISED.

      Each Option issued pursuant to Section 1 shall be exercisable at any time and from time to time, as to all or any portion of the Shares, from the date hereof until the close of business on the fifth anniversary of the date of this Option.

Section 4. INVESTMENNT REPRESENTATION OF EMPLOYEE.

      Christoffel acknowledges that the Option and the Shares issuable upon exercise of the Option (the "Restricted Securities") have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. Christoffel acknowledges that the offer, sale and delivery of the Restricted Securities to him is made in reliance upon his representations, warranties, agreements and undertakings reflected herein. Christoffel represents and warrants that he is acquiring the Restricted Securities solely for his own account and interest and not with a view to distribute them to the public. Christoffel understands and agrees that unless the Restricted Securities either are registered under the Act or are disposed of in transactions for which exemptions from such registration are available, Christoffel must continue to own and hold the Restricted Securities for his own account and interest indefinitely. Christoffel further understands that whether an exemption from the registration requirements of the Act will be available for such future transactions as he may propose will depend upon the nature of each such


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transaction, the pertinent surrounding facts and circumstances then extant, and the then applicable law.

      Any certificate evidencing the Restricted Securities shall bear a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

Section 5. EXERCISE OF OPTION.

      The Option, or any portion of the Option, may be exercised from time to time, in whole or in part, in accordance with the provisions of Section 3 above, which exercise shall be effective immediately upon written notice to the Company at its principal offices, setting forth the number of Shares with respect to which the Option is being exercised, accompanied by the full amount of the purchase price for such Shares. The purchase price shall be payable in cash or by check. Upon receipt of notice and payment, the Company shall promptly make arrangements for the issuance to Christoffel of the number of Shares as to which the Option was exercised. Upon exercise of the Option, the number of Shares subject to the Option shall be automatically reduced to the extent of the number of Shares as to which the Option is exercised, and the Option shall remain in effect as to the remaining number of Shares. The Company reserves the right to require Christoffel, before receipt of the Shares, to represent and warrant in writing, in form and substance reasonably satisfactory to the Company, that the Shares purchased are being acquired without any view to distribution and to agree in writing to the imposition of legends on the share certificates setting forth any restrictions upon disposition required by applicable federal or state securities laws.

Section 6. ADJUSTMENTS.

      If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property for stock, separation, reorganization, or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, Christoffel shall receive, upon the exercise of such exercise right, the aggregate number and class of shares which, if the Option had been exercised at the date hereof and the shares acquired thereby had not been disposed of, Christoffel would be holding as a result of any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of


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property for stock, separation, reorganization, or liquidation; provided, however, that no fractional share shall be issued upon any such exercise.

Section 7. ASSIGNABILITY OF THE OPTION.

      The Option may not be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, either voluntarily or involuntarily, except with the prior written consent of the Company, and the Option may be exercised, during the lifetime of Christoffel, only by him. Any attempted assignment, transfer, pledge, hypothecation, sale or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. Notwithstanding the foregoing, upon the death of Christoffel, the Option may be exercised by the estate and/or beneficiary of Christoffel.

Section 8. REGISTRATION RIGHTS.

      The Company covenants and agrees to provide the following registration rights at any time from and after the date of this Agreement to Christoffel:

               8.1 (a) If the Company receives a written request from Christoffel that the Company effect a registration statement and any related blue sky qualification or compliance with respect to all or a part of the Shares of the Common Stock of the Company issued or issuable upon exercise of the Option ("Registrable Shares "), the Company will, as soon as reasonably practicable, effect such registration and all such qualifications and compliances as would reasonably permit or facilitate the sale and distribution of all or such portion of the Registrable Shares; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 8.1: (1) if the Company shall furnish to Christoffel a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 60 days after receipt of the request under this Section 8.1; provided, however, that the Company shall not utilize this right more than once; (2) if the Company has already effected a registration pursuant to this Section 8.1; or (3) in any particular jurisdiction in which the Company would be required to qualify to do business in effecting such registration, qualification or compliance. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Shares as soon as practicable after receipt of the request.

                  (b) Whenever the Company proposes to file a registration statement relating to any of its capital stock under the Act, other than a registration statement required to be filed in respect of employee benefit plans on Form S-8 or similar form or any registration statement on Form S-4 or similar form relating to securities issued in connection with a reorganization, the Company shall, at least seven business days prior


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to such filing, give written notice thereof to Christoffel. Upon receipt by the
Company, not more than four business days after receipt of such notice by Christoffel, of a written request by Christoffel for registration of all or a portion of the Registrable Shares then owned by Christoffel, the Company shall include such Registrable Shares in such registration statement or in a separate registration statement concurrently filed, and shall use all reasonable efforts to cause such registration statement to become effective with respect to such Registrable Shares, unless the managing underwriter therefor concludes in its reasonable good faith judgment that compliance with this Section 8.1 would materially adversely affect such offering. If the managing underwriter determines in good faith that a portion but not all of such Registrable Shares may be included, then only such portion shall be included.

                 8.2 The Company will use all reasonable efforts to cause such registration statement to remain effective until the earlier of 45 days from the effective date of the registration statement or the date that Christoffel completes his distribution of the Registrable Shares. The Company will use all reasonable efforts to effect such qualifications under applicable blue sky or other state securities laws as may be reasonably requested by Christoffel to permit or facilitate such sale or other distribution. The Company will cause the Registrable Shares for which the registration statement is effected to be listed on any national securities exchange or quoted on any stock quotation system on which the shares of Common Stock are listed or quoted.

                 8.3 Christoffel shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Section
8. The Company agrees to furnish to Christoffel the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this
Section 8 as Christoffel from time to time may reasonably request.

                 8.4 The Company will bear all expenses of registrations, qualifications or compliance pursuant to this Section 8 (other than underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to the Registrable Shares or the cost of counsel for Christoffel), including, without limitation, registration fees, printing expenses, expenses of blue sky or other state securities law registration or compliance, and legal and auditing fees incurred by the Company in connection therewith.

                 8.5 In connection with any registration of Registrable Shares pursuant to this Section 8, the Company agrees to provide reasonable cooperation to Christoffel and any underwriters participating in such offering, including, without limitation, entering into such customary underwriting or other agreements (which may contain customary representations and warranties by the Company and indemnification provisions); furnishing a customary comfort letter or letters, dated the date of the final prospectus with respect to the Registrable Shares, from the independent certified public accountants of the Company and addressed to Christoffel and any such underwriters; furnishing an opinion of counsel


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for the Company, dated the date of the closing of the sale of the Registrable
Shares, with respect to such matters as may be reasonably requested; and making available for inspection by Christoffel and his agents all financial and other records, corporate documents and properties of the Company as shall be reasonably requested.

                 8.6 During the effectiveness of a registration statement in which Registrable Shares are included pursuant to this Section 8, the Company will notify Christoffel promptly of any notice from a regulatory authority affecting the sale of the Registrable Shares and of any event or facts that, in the reasonable judgment of the Company, should be set forth in such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or facts.

                 8.7 In the event of the registration of any Registrable Shares pursuant to this Section 8, each party hereto (the "Indemnifying Party"), to the extent permitted by law, shall indemnify and hold harmless the other party hereto and its officers, directors, employees and agents (collectively, the "Indemnified Parties") against any losses, claims, damages or liabilities, joint or several (collectively, "Claims"), to which any of the Indemnified Parties may become subject under the Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the registration statement (or any document contained in or incorporated by reference in the registration statement) relating to the Registrable Shares, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Claims; provided however, that the Indemnifying Party will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in such registration statement in reliance upon and in conformity with written information provided by such Indemnified Party specifically for use in the preparation thereof. The indemnity provided by this paragraph shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party. If the indemnification provided for by this paragraph is unavailable to a party that would have been an Indemnified Party in respect of any Claims, then each party that would have been an Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the extent permitted by law to the amount paid or payable by such Indemnified Party as a result of such Claims in such proportion as is appropriate on an equitable basis to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other hand in connection with the statement or omission which resulted in such Claims; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.


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Section 9. RESERVATION OF SHARES.

      The Company will at all times reserve and keep available out of its authorized capital stock, solely for issuance upon the exercise of this Option, such number of shares of Common Stock as shall be issuable upon the exercise of this Option. Such Common Stock, when issued pursuant to this Agreement, shall be duly and validly issued, fully paid and nonassessable.

Section 10. RIGHTS OF OPTIONEE.

      With respect to the shares underlying this Option, prior to the exercise of this Option, except as otherwise provided herein, Christoffel shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive notice of any proceedings of the Company.

Section 11. GENERAL PROVISIONS.

               11.1 Severability. If any provision of this agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this agreement shall be deemed valid and enforceable to the extent possible.

               11.2 Successors. This agreement shall inure to the benefit of and be binding upon the successors of the parties hereto.

               11.3 Notices. Any notice or other communication provided for in this agreement shall be in writing and sent if to the Company to its principal office at 32-B Mauchly, Irvine, CA 92718, Attention: President, or at such other address as the Company may from time to time in writing designate, and if to Christoffel at 4711 Copperfield Circle, Roseville, CA 95746, or at such other address as Christoffel may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number specified pursuant to this Section 11 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

               11.4 Entire Agreement. This agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes any prior agreements, undertakings, commitments and practices relating to the subject matter hereof.

               11.5 Amendments. No amendment or modification of the terms of this agreement shall be valid unless made in writing and duly executed by both parties.


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               11.6 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Orange.

               11.7 Headings. Section and other headings contained in this agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this agreement.

        IN WITNESS WHEREOF, the parties have executed this Option as of the date first above written.

                                        WATSON GENERAL CORPORATION

                                        By: /s/ CHARLES A. WATSON
                                        -----------------------------------
                                        CHARLES A. WATSON, Chairman


                                        /s/ JOSEPH CHRISTOFFEL
                                        -----------------------------------
                                        JOSEPH CHRISTOFFEL


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                       WAIVER OF DEMAND REGISTRATION RIGHT

      Provided that this agreement is executed on behalf of Watson General Corporation, a California corporation (the "Company") and delivered to the undersigned on or before May 30, 1997, the undersigned hereby agrees to amend his Stock Option Agreement with the Company dated April 3, 1997 (the "Stock Option Agreement") as follows:

      1. The undersigned hereby waives his right to demand the filing of a registration statement by the Company, pursuant to Section 8.1 of the Stock Option Agreement, with respect to the resale by him of all or a portion of his Registrable Securities (as that term is defined in the Stock Option Agreement).

      2. In lieu of such demand registration right, the undersigned shall have the right, at any time and from time to time, at the election of the undersigned, to exercise his right for a cashless exercise of all or a portion of the options subject to the Stock Option Agreement by notifying the Company that he is exercising a number of options. The number of shares to be issued to the undersigned shall equal the product of (a) the fair market value per share less the exercise price, divided by the fair market value per share, times (b) the number of options to be exercised. For purposes of the foregoing sentence, the fair market value per share of the Company's Common Stock shall be deemed to be the average of the closing sale or bid price of the Common Stock for the five trading days immediately prior to the delivery of such election by the undersigned to the Company.

      All other terms and conditions of the Stock Option Agreement shall remain unchanged.

Dated:   May 21, 1997                   /s/ JOSEPH L. CHRISTOFFEL
                                        ------------------------------
                                        Joseph L. Christoffel

AGREED AND ACCEPTED:

WATSON GENERAL CORPORATION


By /s/ DAN R. COOK
  ---------------------------------               Dated: May 21, 1997
  Dan R. Cook